                                                                    Exhibit 99.2


                         SATO TRAVEL HOLDING CO., INC.
                                AND SUBSIDIARIES

                       Consolidated Financial Statements
          For the Three Months Ended April 1, 2001 and March 26, 2000

                         INDEX TO FINANCIAL STATEMENTS
                         -----------------------------


     Consolidated Financial Statements:
          Consolidated Balance Sheets -
            April 1, 2001 (Unaudited) and December 31, 2000......                              3

          Consolidated Statements of Income (Unaudited) -
            Three Months Ended April 1, 2001 and March 26, 2000..                              4

          Consolidated Statements of Cash Flows (Unaudited) -
            Three Months Ended April 1, 2001 and March 26, 2000..                              5

          Notes to Consolidated Financial Statements.............                              6


                SATO TRAVEL HOLDING CO., INC. AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                       (In Thousands, Except Share Data)

                                                                                     April 1,             December 31,
                                                                               --------------------   ---------------------
                                                                                       2001                    2000
                                                                                      -------                 -------
ASSETS                                                                             (Unaudited)
Current assets:
   Cash and cash equivalents.................................................               $ 1,077                 $ 2,572
   Accounts receivable, less allowance for doubtful accounts of $646 and
    $650, respectively.......................................................                23,559                  24,350
   Prepaid expenses and other current assets.................................                 1,417                   1,231
   Deferred income taxes.....................................................                 1,489                   1,489
                                                                                            -------                 -------
       Total current assets..................................................                27,542                  29,642

Property and equipment, net..................................................                 7,304                   7,393
Intangible assets, net.......................................................                16,339                  16,569
Deferred income taxes........................................................                 1,769                   1,769
Other assets.................................................................                   153                     136
                                                                                            -------                 -------
       Total assets..........................................................               $53,107                 $55,509
                                                                                            =======                 =======

                   LIABILITIES AND STOCKHOLDERS'  EQUITY
Current liabilities:
   Short-term portion of long-term debt......................................               $11,330                 $14,430
   Accounts payable..........................................................                 2,668                   3,936
   Accrued compensation......................................................                 3,823                   3,128
   Other accrued liabilities.................................................                13,530                  13,050
                                                                                            -------                 -------
       Total current liabilities.............................................                31,351                  34,544

Long-term debt, net of short-term portion....................................                 3,400                   3,400
Deferred lease liability.....................................................                 1,373                   1,416
Other long-term liabilities..................................................                 1,409                   1,559
                                                                                            -------                 -------
       Total liabilities.....................................................                37,533                  40,919
                                                                                            -------                 -------

Commitments and contingencies
Stockholders' equity:
   Preferred stock, $0.001 par value; 500,000 shares
     authorized, no shares issued or outstanding.............................                     -                       -
   Common stock; $.001 par value, 19,500,000 shares authorized;
     13,000,000 shares issued and outstanding................................                    13                      13
   Additional paid-in-capital................................................                12,987                  12,987
   Retained earnings.........................................................                 2,574                   1,590
                                                                                            -------                 -------
       Total stockholders' equity............................................                15,574                  14,590
                                                                                            -------                 -------
       Total liabilities and stockholders' equity............................               $53,107                 $55,509
                                                                                            =======                 =======

          See accompanying notes to consolidated financial statements.

                 SATO TRAVEL HOLDING CO., INC. AND SUBSIDIARIES
                       CONSOLIDATED STATEMENTS OF INCOME
                                 (In Thousands)



                                                                               For the Three Months Ended
                                                                          April 1, 2001         March 26, 2000
                                                                       --------------------  --------------------
                                                                           (Unaudited)           (Unaudited)

Revenues.............................................................              $31,764               $29,338

Operating expenses...................................................               20,361                18,852
General and administrative expenses..................................                8,296                 8,858
Depreciation and amortization expense................................                1,048                   966
                                                                                   -------               -------
     Operating income................................................                2,059                   662

Other (income) expenses:
  Interest expense...................................................                  450                   569
  Interest income....................................................                  (32)                  (65)
                                                                                   -------               -------
Income before provision for income taxes.............................                1,641                   158
Provision for income taxes...........................................                  657                   150
                                                                                   -------               -------
Net income                                                                         $   984               $     8
                                                                                   =======               =======


          See accompanying notes to consolidated financial statements.

                 SATO TRAVEL HOLDING CO., INC. AND SUBSIDIARIES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                 (In Thousands)


                                                                                  For the Three Months Ended
                                                                            April 1, 2001            March 26, 2000
                                                                       ------------------------  -----------------------
                                                                             (Unaudited)               (Unaudited)
Cash flows from operating activities:
  Net income................................................                          $    984                 $      8
  Adjustments to reconcile net income to net cash provided
   by (used in) operating activities:
   Depreciation and amortization expense....................                             1,048                      964
   Changes in current assets and liabilities (net of assets
    acquired and liabilities assumed in combinations
    accounted for under the purchase method):
     Accounts receivable....................................                               791                  (20,803)
     Prepaid expenses and other assets......................                              (203)                       7
     Accounts payable.......................................                            (1,268)                   4,669
     Accrued liabilities....................................                              1175                    5,333
     Other long-term liabilities............................                              (193)                    (100)
                                                                                      --------                 --------
      Net cash provided by (used in) operating activities...                             2,334                   (9,922)
                                                                                      --------                 --------

Cash flows from investing activities:
  Additions to property and equipment, net of disposals.....                              (729)                    (681)
                                                                                      --------                 --------
      Net cash used in investing activities.................                              (729)                    (681)
                                                                                      --------                 --------

Cash flows from financing activities:
  Proceeds from (repayment of) credit facility, net.........                            (3,100)                   8,480

                                                                                      --------                 --------
       Net cash provided by (used in) financing activities..                           ( 3,100)                   8,480

Net decrease in cash and cash equivalents...................                            (1,495)                  (2,123)
Cash and cash equivalents at beginning of period............                             2,572                    2,920
                                                                                      --------                 --------
Cash and cash equivalents at end of period..................                          $  1,077                 $    797
                                                                                      ========                 ========

Supplemental disclosures of cash flow information:
  Interest paid.............................................                          $    355                 $    501
  Income taxes paid.........................................                          $      0                 $    738


          See accompanying notes to consolidated financial statements.

                 SATO TRAVEL HOLDING CO., INC. AND SUBSIDIARIES
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1--BACKGROUND AND BASIS OF PRESENTATION

     The accompanying unaudited consolidated financial statements include the accounts of Sato Travel Holding Co., Inc. ("SATO Holding" or the "Company") and its wholly-owned subsidiary Scheduled Airlines Traffic Offices, Inc. and subsidiaries (SATO Travel).

     SATO Holding, a Delaware corporation, was formed on September 23, 1998, to facilitate the acquisition of SATO Travel. On January 25, 1999, the Company acquired SATO Travel.

     The Company through SATO Travel provides airline travel reservation services to the U.S. Government and its employees and private-sector organizations. The composition of the Company's air sales for the three months ended April 1, 2001 was approximately 75% percent to the U.S. government and 25% percent to private-sector organizations. To complement its airline reservation services, the Company also provides hotel, car, bus, tour and cruise travel reservation services. Non-air reservation services account for approximately 15% percent of total revenues.

     In the opinion of management, the accompanying unaudited consolidated financial statements contain all adjustments necessary to present fairly the financial position of the Company as of April 1, 2001, and the results of operations and cash flows for the periods presented. All such adjustments are of a normal recurring nature. The results of operations for the three months ended April 1, 2001 are not necessarily indicative of the results that may be achieved for the full fiscal year and cannot be used to indicate financial performance for the entire year.